Fair Value Measurements	3 Months Ended
Mar. 31, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurements

12. Fair Value Measurements

The Company uses the hierarchy prescribed in ASC 820, Fair Value Measurements, for fair value measurements, based on the available inputs to the valuation and the degree to which they are observable or not observable in the market.

The three levels of the hierarchy are as follows:

•
Level 1 Inputs—Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date,
•
Level 2 Inputs—Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability if it has a specified or contractual term, and
•
Level 3 Inputs—Unobservable inputs for the asset or liability used to measure fair value allowing for inputs reflecting the Company’s assumptions about what other market participants would use in pricing the asset or liability, including assumptions about risk.

The fair value hierarchy of financial instruments measured at fair value as of March 31, 2022 is provided below.

	Level 1	Level 2	Level 3
Financial assets measured at fair value:
Contingent consideration receivable (1)	$—	$—	$2,767
	$—	$—	$2,767
Financial liabilities measured at fair value:
Contingent consideration payable	$-	$-	$35,836
Warrant liabilities (2)	25,667	2,625	-
Liability for share-based compensation	-	-	10,072
	$25,667	$2,625	$45,908

The fair value hierarchy of financial instruments measured at fair value as of December 31, 2021 is provided below.

	Level 1	Level 2	Level 3
Financial assets measured at fair value:
Contingent consideration receivable (1)	$—	$—	$2,842
	$—	$—	$2,842
Financial liabilities measured at fair value:
Contingent consideration payable	$—	$—	$29,689
Warrant liabilities (2)	32,275	3,300	-
Liability for share-based compensation	-	-	10,024
	$32,275	$3,300	$39,713

(1)
The contingent consideration receivable balance relates to a receivable recorded upon the disposal of a subsidiary in the prior year. The $75 loss recognized during the three months ended March 31, 2022 is due to the fair value measurement of the contingent consideration receivable and is recorded in Other (expense) / income, net.
(2)
Level 2 warrant liabilities represent the fair value of private warrants which is estimated using the price of the Company's public warrants.

There were no transfers between levels during the three months ended March 31, 2022 and 2021. A reconciliation of the movements in level 3 financial instruments in the period are described in Note 2 and 9.

The valuation techniques and significant unobservable inputs used in determining the fair value measurement of Level 3 financial instruments is set out in the table below. Other than this input, a reasonably possible change in one or more of the unobservable inputs listed below would not materially change the fair value of financial instruments listed below.

Financial instrument	Valuation technique used	Significant unobservable inputs
Contingent consideration payable	Discounted cashflow	Weighted average discount rate of 9.0% (7-15%)
Liability for share-based compensation	Market and income approach	Discount rate of 16.5%

The Company considers that the carrying value of cash and cash equivalents, customer accounts and other restricted cash, accounts receivable, settlement receivables, related party receivables, accounts payable and accrued expenses, liabilities to customers and merchants and related party payables approximate fair value given the short-term nature of these items. At March 31, 2022, the carrying amount of our debt approximated fair value (a Level 2 measurement) based on market yields for similar debt facilities and observable trading data related to the Company’s debt securities.